                                                                 Exhibit 10.8(a)

DE NORA GROUP INTERCOMPANY LAB ANALYSIS PRICE LIST

Jan. 18, 2000
                               TYPE OF ANALYSIS

A) Microscopy, metallography                                                                   Total price

-------------------------------------------------------------------------------------------------------------
1   Powder analysis - inorganic residues (deposits, etc.) with EDAX                         154,000
    microanalysis
-------------------------------------------------------------------------------------------------------------
2         Surface structures and EDA microanalysis                                          154,000

          (metal-base electrode samples: anodes - cathodes activated by chlorine soda, etc.)
-------------------------------------------------------------------------------------------------------------
3         Cross section structures and EDA microanalysis                                    615,000

    (base metal electrode samples: anodes - cathodes activated by chlorine soda, etc.)
-------------------------------------------------------------------------------------------------------------
4   Metallographic analyses of welds                                                        616,000
-------------------------------------------------------------------------------------------------------------
5   Grain size on titanium samples                                                          462,000
-------------------------------------------------------------------------------------------------------------
6   Surface and cross-section structural analyses and EDAX microanalysis on                 924,000
    carbon membranes and fabrics (e.g. Zoltek) from 4 to 8 assuming an average
    6 hours
-------------------------------------------------------------------------------------------------------------
7   Surface and cross-section structural analyses and EDAX microanalysis of                 616,000
    various components of the electrolyzers in general and Fuel Cells
    (FC bipolar plates, Ni sponges, silver-plated Ni meshes, etc.)
-------------------------------------------------------------------------------------------------------------
8   Macro photographic test                                                                 154,000
    (using stereo microscope)
-------------------------------------------------------------------------------------------------------------
9   EDAX analysis of light elements, in addition to the usual EDAX tests                    154,000
    compared to the referenced times
-------------------------------------------------------------------------------------------------------------
10  Linescan Mapping. Automatic analysis depends on the complexity of the test              924,000
    (average 4 to 8 hours), the mean assumed to be 6 hours.
-------------------------------------------------------------------------------------------------------------
B) XRF
-------------------------------------------------------------------------------------------------------------
11  Qualitative/quantitative test of the composition of various solid and                   154,000
    liquid samples, with UNIQUANT program
-------------------------------------------------------------------------------------------------------------
12  Coating composition                                                                      77,000
    (various types of anodes, activated cathodes, etc.)
    and load of noble metals
-------------------------------------------------------------------------------------------------------------
13  Titer of concentrated solutions of indium and ruthenium                                  77,000
-------------------------------------------------------------------------------------------------------------
14  Tests of varying complexity (depending on type) from 4 to 8, average 6                  924,000
    hours
-------------------------------------------------------------------------------------------------------------

C) WET ANALYSIS

BRINES AND SALTS
----------------

-------------------------------------------------------------------------------------------------------------
15  a) group of 8 elements (ICP analysis):                                                   231,000
-------------------------------------------------------------------------------------------------------------
16        Add 5-10' more for each additional sample                                           23,100
-------------------------------------------------------------------------------------------------------------
17  b) group of 4 heavy elements (ICP analysis): Ni, V, Mo, Pb                               385,000
-------------------------------------------------------------------------------------------------------------
Note: Ultimately, analysis of one sample which requires the complex determination of the 12 above elements, takes 4 hours.
-------------------------------------------------------------------------------------------------------------
18  c) Cr determination (by atomic absorption)                                               616,000
    4 hours for calibration with 4 standards, and reading of one sample
-------------------------------------------------------------------------------------------------------------
19  Add 5-10' more for each additional sample                                                 23,100
-------------------------------------------------------------------------------------------------------------
20  d) ClO3- + SO4= PO4= + NO3 + F- (high concentrations (ionic chromatography               616,000
    analysis) for calibration
-------------------------------------------------------------------------------------------------------------
21  Plus 0.5 hours for analysis of one sample                                                 77,000
-------------------------------------------------------------------------------------------------------------
22  e) group of 4 titrations: NaCl, Na2CO3, NaOH, active Cl2                                 154,000
-------------------------------------------------------------------------------------------------------------
23  f) Br (titrimetry)                                                                       154,000
-------------------------------------------------------------------------------------------------------------
24  I (HACH spectrophotometry)                                                               103,180
-------------------------------------------------------------------------------------------------------------
25  F (low concentrations) (ion sensitive electrode)                                          77,000
-------------------------------------------------------------------------------------------------------------
26  g) NH4OH (HACH spectrophotometry)
-------------------------------------------------------------------------------------------------------------
    h) TOC (Donegani)
-------------------------------------------------------------------------------------------------------------
27  1 sample                                                                                 508,000
-------------------------------------------------------------------------------------------------------------
28  2 samples: 750,000 lire                                                                  750,000
-------------------------------------------------------------------------------------------------------------
29  3 samples: 991,000 lire                                                                  991,000
-------------------------------------------------------------------------------------------------------------
30  For each additional sample                                                               238,000
-------------------------------------------------------------------------------------------------------------
31  AQUEOUS, opt. ACIDIC SOLUTIONS for the preparation of standards                           77,000
-------------------------------------------------------------------------------------------------------------
32  10' additional for each element requested                                                 23,100
-------------------------------------------------------------------------------------------------------------
33  ALCALINE SOLUTIONS (e.g., Fe in NaOH) per sample, for                                    154,000
-------------------------------------------------------------------------------------------------------------
34  PREPARATION OF SOLUTIONS FOR FUKUDA RECOATING, AND CONTROL OF TITRE                    3,696,000
-------------------------------------------------------------------------------------------------------------
35  CONCENTRATED SOLUTIONS OF NOBLE METALS, from 16 to 32                                    616,000
    (impurity analysis)
-------------------------------------------------------------------------------------------------------------

Electrochemical

-------------------------------------------------------------------------------------------------------------
36  SEP                                                                                      154,000
-------------------------------------------------------------------------------------------------------------
37  SEP/O2                                                                                 1,232,000
-------------------------------------------------------------------------------------------------------------
38  WEAR RATE, from 8 to 24, average 16                                                    2,464,000
-------------------------------------------------------------------------------------------------------------
39  Complete salts and brine analysis (includes analyses nos. 15, 17, 18, 20,              2,972,000
    22, 23, 24, 25, 26, 27, plus 508,00 for outside analyses
-------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Various non-quantifiable characterizations depending upon the complexity of the case.
Non-quantifiable live tests depend on the complexity of the case.
       Non-quantifiable cell tests depend on the complexity of the case.
--------------------------------------------------------------------------------

/initialed/